UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): March 5, 2013

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Boulevard, Sixth Floor

Atlanta, Georgia 30319

(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Directors and Certain Officers

On March 5, 2013, Kenneth D. Najour, the Vice President, Finance and Chief Accounting Officer of Ocwen Financial Corporation (“Ocwen”), resigned as an officer of Ocwen effective immediately. Effective March 5, 2013, Mr. Najour was appointed as Chief Financial Officer of Altisource Asset Management Corporation, and by virtue of such appointment also became the Chief Financial Officer of Altisource Residential Corporation, effective as of the same date.

(c)	Appointment of Certain Officers

Effective March 5, 2013, Ocwen appointed Catherine M. Dondzila, age 50, as Acting Chief Accounting Officer of Ocwen. Pursuant to her employment arrangement, Ms. Dondzila will receive (i) a base salary of $311,100 and (ii) a target incentive bonus opportunity of $198,900, dependent on performance.

Prior to her appointment, Ms. Dondzila acted as Chief Accounting Officer for the mortgage servicing rights portfolio which Ocwen acquired from Residential Capital LLC (“ResCap”), a mortgage originator and servicer and wholly-owned subsidiary of Ally Financial Inc., on February 15, 2013. From 2007 until Ocwen’s acquisition of the ResCap portfolio, she held the role of Executive Director, Controller and Chief Accounting Officer for ResCap. Ms. Dondzila had formerly served as the Senior Vice President, Business Unit Controller at Freddie Mac from 2004 to 2006, where she was responsible for all of the accounting operations of Freddie Mac’s business activities. Prior to Freddie Mac, Ms. Dondzila served in various roles for Bear Stearns & Co. from 1992 to 2004, ultimately serving as Senior Managing Director, Fixed Income Sales & Trading Business Area Controller from 2001 to 2004. Prior to Bear Stearns, Ms. Dondzila served as Director, Internal Audit for Credit Suisse First Boston from 1991 to 1992. Ms. Dondzila began her career at Deloitte & Touche LLP within the audit division, where she worked from 1984 to 1991. Ms. Dondzila holds a Bachelor of Science, Business Administration with concentrations in Accounting and Finance from Washington University, St. Louis.

There are no family relationships between Ms. Dondzila and any of Ocwen’s directors and executive officers.

(e)	Compensatory Arrangements

Catherine M. Dondzila, Ocwen’s Acting Chief Accounting Officer, entered into the compensation arrangements described above under Item 5.02(c), “Appointment of Officers.” A description of the foregoing compensation arrangement is incorporated herein by reference to the description above under Item 5.02(c), “Appointment of Officers.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By:	/s/ John V. Britti
John V. Britti
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

Date: March 5, 2013